                                                                   EXHIBIT 10.23

                              120 Montgomery Street

                                  OFFICE LEASE

                                February 4 , 1994


LANDLORD:                                          TENANT:

The Equitable Montgomery Company                   Orrell & Co., Inc.

                                  Office Lease

                             BASIC LEASE INFORMATION

Article:

A.  Date:  February 4, 1994

B.  Landlord:  The Equitable Montgomery Company

C.  Tenant:  Orrell & Company, Inc.

D.  Building (Paragraph 1(a)): 120 Montgomery Street, San Francisco,
                               California

E.  Premises (Paragraph 1(b)): A portion of the 12th floor consisting of approximately 3,524 rentable square feet, presently known as Suite 1230 as outlined on Exhibit "A" attached to this Lease.

F.  Term Commencement (Paragraph 2):  March 15, 1994 or upon substantial completion of the Work as defined
                                      in Addendum to this Lease.

G.  Term Expiration (Paragraph 2):  September 14, 1999

H.  Base Rent (Paragraph 3(a)):
           Months 1 - 24:       $4,845.50 per month; $58,146.00 per annum
           Months 25 - 36:      $5,065.75 per month; $60,789.00 per annum
           Months 37 - 48:      $5,168.53 per month; $62,022.40 per annum
           Months 49 - 66:      $5,432.83 per month; $65,194.00 per annum

I.  Base Year (Paragraph 1(c)):  1994

J.  Tenant's Percentage Share (Paragraph 1(h)):  .91%

K.  Security Deposit (Paragraph 32):  $5,432.83

L.  Tenant's Address            120 Montgomery Street, Suite 1230
    for Notices (Paragraph 14): San Francisco, CA  94104

M.  Landlord's Address
    for Notices (Paragraph 14):
    with a copy to:
    120 Montgomery Street, Office of the Building   Equitable Real Estate
    San Francisco, California  94104                Investment Management, Inc.
    Attention:  Property Manager                    One Bush Street, Suite 1200
                                                    San Francisco, CA  94104
                                                    Attn:  Vice President
                                                           Asset Management


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N.      Brokers (Paragraph 39):     Cushman & Wakefield of California, Inc.
                                    555 California Street, Suite 2700
                                    San Francisco, CA  94104

O.      Exhibit(s) and Addendum (Paragraph 41):

                                    Exhibit "A" - Demised Premises
                                    Exhibit "B" - Rules & Regulations
                                    Exhibit "C" - Improvement Of The Premises
                                    Addendum

The provisions of the Lease identified above in parentheses are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

TENANT                               LANDLORD

Orrell & Company, Inc.               The Equitable Montgomery Company
--------------------------------     -----------------------------------------
                                     By: The Equitable Life Assurance Society
   /s/ Gregory M. Orrell                 of the United States-Managing Venturer
--------------------------------

By  Gregory M. Orrell                By  /s/ Christopher C. Curtis
   ------------------------------       --------------------------------------
                                         Christopher C. Curtis
    Its  President                   Its  Attorney-in-Fact
       --------------------------        -------------------------------------
Date  2/9/94                         Date  2/26/94
     ----------------------------         ------------------------------------

By____________________________       By____________________________

    Its__________________________       Its__________________________

Date__________________________       Date__________________________

                                TABLE OF CONTENTS


1.   Definitions.............................................................................1

2.   Term; Condition Of Premises.............................................................2

3.   Rental..................................................................................3

4.   Escalation Rent Payments................................................................4

5.   Use.....................................................................................5

6.   Services................................................................................5

7.   Impositions Payable By Lessee...........................................................6

8.   Alterations.............................................................................7

9.   Liens...................................................................................8

10.  Repairs.................................................................................8

11.  Destruction Or Damage...................................................................8

12.  Insurance...............................................................................9

13.  Subrogation............................................................................10

14.  Indemnification........................................................................10

15.  Compliance With Legal Requirements.....................................................11

16.  Assignment And Subletting..............................................................11

17.  Rules; No Discrimination...............................................................13

18.  Entry By Landlord......................................................................14


                                       i
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
19.  Events Of Default......................................................................14

20.  Termination Upon Default...............................................................15

21.  Continuation After Default.............................................................16

22.  Other Relief...........................................................................16

23.  Landlord's Right To Cure Defaults......................................................16

24.  Attorneys' Fees........................................................................16

25.  Eminent Domain.........................................................................17

26.  Subordination..........................................................................17

27.  No Merger..............................................................................18

28.  Sale...................................................................................18

29.  Estoppel Certificate...................................................................18

30.  No Light, Air, Or View Easement........................................................18

31.  Holding Over...........................................................................18

32.  Security Deposit.......................................................................19

33.  Waiver.................................................................................19

34.  Notices And Consents...................................................................19

35.  Complete Agreement.....................................................................19

36.  Corporate Authority....................................................................20

37.  Partnership Authority..................................................................20

38.  Limitation Of Liability To Building....................................................20

39.  Brokers................................................................................20

40.  Miscellaneous..........................................................................20

41.  Exhibits...............................................................................21

41.  Additional Provisions..................................................................21
     Exhibit A - Demised Premises
     Exhibit B - Rules and Regulations
     Exhibit C - Improvement of the Premises
     Addendum



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                                  OFFICE LEASE

        THIS LEASE, dated February 4, 1994, for purposes of reference only, is made and entered into by and between The Equitable Montgomery Company ("Landlord") and Orrell & Company, Inc. ("Tenant").


                                   WITNESSETH:

        Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the premises described in paragraph 1(b) below for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all which Landlord and Tenant hereby mutually agree.


        1. DEFINITIONS. Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

               (a) The term "Building" shall mean the land and other real property described in the Basic Lease Information, as well as any property interest in the area of the streets bounding the parcel described in the Basic Lease Information, and all other improvements on or appurtenances to said parcel or said streets.

               (b) The term "Premises" shall mean the portion of the Building located on the floor(s) specified in the Basic Lease Information which is crosshatched on the floor plan(s) attached to this Lease as Exhibit A.

               (c) The term "Base Year" shall mean the calendar year specified in the Basic Lease Information as the Base Year.

               (d) The term "Operating Expenses" shall mean (1) all costs of management, operation and maintenance of the Building, including, without limitation: wages, salaries and payroll of employees; property management fees; janitorial, maintenance, guard and other services; Building office rent or rental value; power, water, waste disposal and other utilities; materials and supplies; maintenance, replacements and repairs; insurance premiums and the deductible portion of any insured loss; and depreciation on personal property; and (2) the cost of any capital improvements made to the Building by Landlord after the Base Year that are reasonably anticipated to reduce other Operating Expenses or are required for the health and safety of tenants, or made to the Building by Landlord after the date of this Lease that are required under any governmental law or regulation that was not in effect as of the date of this Lease, such cost or allocable portion thereof to be amortized over such reasonable period as Landlord shall determine together with interest on the unamortized balance at the rate of 10% per annum or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements. Operating Expenses shall not include: Property



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

Taxes; depreciation on the Building other than depreciation on exterior window covering provided by Landlord and carpeting in public corridors and common areas; costs of tenants' improvements; real estate brokers' commissions; interest (except as stated in clause (2) above); and capital items other than those referred to in clause (2) above. If less than 95% of the total rentable area of the Building is occupied during the Base Year or any calendar year during the term of this Lease, then actual Operating Expenses for such year shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had 95% of the total rentable area of the Building been occupied. Landlord and Tenant acknowledge that certain of the costs of management, operation and maintenance of the Building and certain of the costs of the capital improvements referred to in clause (2) above may be allocated exclusively to a single component of the Building (e.g., to an office area, a retail area or a parking facility) and certain of such costs may be allocated among such components. The determination of such costs and their allocation shall be in accordance with generally accepted accounting principles applied on a consistent basis. All operating expense calculations shall be determined in accordance with generally accepted accounting principles applied on a consistent basis. All operating expense calculations shall be determined in accordance with GAAP.

               (e) The term "Base Operating Expenses" shall mean the Operating Expenses paid or incurred by Landlord in the Base Year.

               (f) The term "Property Taxes" shall mean all real property taxes and assessments (and any tax levied against the Building or the rents earned in connection with the Building wholly or partly in lieu thereof) levied against the Building, and all real estate tax consultant expenses and attorneys' fees incurred for the purpose of maintaining an equitable assessed valuation of the Building.(1)

               (g) The term "Base Property Taxes" shall mean the amount of Property Taxes paid by Landlord allocable to the Base Year.

               (h) The term "Tenant's percentage share" shall mean the percentage figure specified in the Basic Lease Information.

        2. TERM; CONDITION OF PREMISES. The term of this Lease shall commence and, unless sooner terminated as hereinafter provided, shall end on the dates respectively specified in the Basic Lease Information. Unless otherwise agreed by Landlord and Tenant in this Lease, Landlord shall deliver the Premises to Tenant on March 15, 1994 or upon substantial completion. If Landlord has undertaken in this Lease to make any alterations to the Premises prior to commencement of the term and the alterations are completed prior to the date set forth in the Basic Lease Information for commencement of the term, if Tenant desires to take occupancy in

--------

  (1) Property taxes shall not include interest on taxes or penalties resulting from Landlord's failure to pay taxes.

advance of such date and Landlord consents to such prior occupancy, Landlord shall deliver the Premises to Tenant on such advance date as shall be mutually approved by Landlord and Tenant and, notwithstanding anything to the contrary contained herein, the term of the Lease shall commence upon such delivery. If Landlord, for any reason whatsoever, cannot deliver the Premises to Tenant at the commencement of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event rental shall be waived for the period between the commencement of the term and the time when Landlord delivers the Premises to Tenant. No delay in delivery of the Premises shall operate to extend the term hereof.


        3.  RENTAL.

               (a) Tenant shall pay to Landlord throughout the term of this Lease as rental for the Premises the sum specified in the Basic Lease Information as the Base Rent, provided that the rental payable during each calendar year subsequent to the Base Year shall be the Base Rent, increased by Tenant's percentage share of the total dollar increase, if any, in Operating Expenses paid or incurred by Landlord in such year over the Base Operating Expenses, and also increased by Tenant's percentage share of the total dollar increase, if any, in Property Taxes paid by Landlord in such year over the Base Property Taxes. Tenant acknowledges that the Basic Lease Information may set forth different percentage shares of Operating Expenses and Property Taxes or a single percentage share applicable to both. The increased rental due pursuant to this paragraph (a) is hereinafter referred to as "Escalation Rent."

               (b) Rental shall be paid to Landlord on or before the first day of the term hereof and on or before the first day of each and every successive calendar month thereafter during the term hereof. In the event the term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the first and last fractional months of the term hereof shall be appropriately prorated.

               (c) All sums of money due from Tenant hereunder not specifically characterized as rental shall constitute additional rent, and if any such sum is not paid when due it shall nonetheless be collectible as additional rent with the next installment of rental thereafter falling due, but nothing contained herein shall be deemed to suspend or delay the payment of any sum of money at the time it becomes due and payable hereunder, or to limit any other remedy of Landlord.

               (d) Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder after the expiration of any applicable grace period described in Paragraph 19(a) will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any encumbrances covering the Building and the Premises. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord prior to the expiration of any applicable grace period described in Paragraph 19(a), Tenant shall pay to Landlord a late charge equal to 2% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

               (e) Any amount due from Tenant, if not paid when first due following the expiration of any grace period provided for, if any, hereunder shall bear interest from the date due until paid at an annual rate equal to 4% over the annual prime rate of interest announced publicly by Citibank, N.A., in New York, New York from time to time (but in no event in excess of the maximum rate of interest permitted by law), provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Tenant.

               (f) All payments due from Tenant shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America at Landlord's address for notices hereunder, or to such other person or at such other place as Landlord may from time to time designate by notice to Tenant.

        4.  ESCALATION RENT PAYMENTS.

               (a) With respect to each calendar year during the term of this Lease subsequent to the Base Year, Tenant shall pay to Landlord as additional rent, at the times hereinafter set forth, an amount equal to the Escalation Rent. Prior to or anytime after the commencement of any calendar year subsequent to the Base Year Landlord may, but shall not be required to, notify Tenant of Landlord's estimate of the amount, if any, of the Escalation Rent for such current year. Tenant shall pay to Landlord on the first day of each calendar month during such current calendar year one-twelfth (1/12) of the amount of any such estimated Escalation Rent for such current calendar year payable by Tenant hereunder. If at any time or times Landlord determines that the amount of any Escalation Rent payable by Tenant for the current year will vary from its estimate by more than 5%, Landlord may, by notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate. Following the close of each calendar year, Landlord shall deliver to Tenant a statement of the actual amount of Escalation Rent for the immediately preceding year, accompanied by a statement made by an accounting or auditing officer designated by Landlord showing the Operating Expenses and Property Taxes on the basis of which Escalation Rent was determined. The statement of said accounting or auditing officer shall be final and binding upon Landlord and Tenant. All amounts payable by Tenant as shown on said statement, less any amounts theretofore paid by Tenant on account of Landlord's earlier estimate of Escalation Rent for such calendar year made pursuant to this paragraph 4, shall be paid by or, if Tenant theretofore shall have paid more than such amounts, reimbursed to Tenant within ten (10) days after delivery of said statement to Tenant.

               (b) If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any Escalation Rent payable by Tenant for the calendar year in which the Lease terminates shall be prorated on the basis by which the number of days from the commencement of said calendar year to and including said date on which this Lease terminates bears to 365 and shall be due and payable when rendered notwithstanding termination of this Lease. Escalation Rent allocable to the calendar year in which this Lease terminates shall be deemed to have been incurred evenly over the entire twelve-month period of that calendar year.

        5. USE. The Premises shall be used for general office purposes and no other. Tenant shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or would in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy, or would in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which would in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purposes, nor shall Tenant cause, maintain or permit any nuisance or waste in, on or about the Premises.

        6.  SERVICES.

               (a) Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors and restrooms, windows, mechanical, plumbing and electrical equipment, and the structure itself in reasonably good order and condition except for damage occasioned by the act of Tenant, its employees, agents, contractors or invitees, which damage shall be repaired by Landlord at Tenant's expense.

               (b) Landlord shall furnish the Premises with (1) electricity for lighting and the operation of customary office machines, (2) heat and air conditioning to the extent reasonably required for the comfortable occupancy by Tenant in its use of the Premises during the period from 8 a.m. to 6 p.m. on weekdays (except holidays), or such shorter periods as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, (3) elevator service, (4) lighting replacement (for building standard lights), (5) restroom supplies, (6) window washing with reasonable frequency, and (7) security guards and services and daily janitor service during the times and in the manner that such services are customarily furnished in comparable office buildings in the area. Landlord may establish reasonable measures to conserve energy, including but not limited to, automatic switching of lights after hours, so long as such measures do not unreasonably interfere with Tenant's use of the Premises. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the Building. Landlord shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services.

               (c) Whenever heat-generating equipment or lighting other than building standard lights are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right, after notice to Tenant, to install supplementary air conditioning facilities in the Premises or otherwise modify the ventilating and air conditioning system serving the Premises, and the cost of such facilities and modifications shall be borne by Tenant. Tenant shall also pay the cost of providing all cooling energy to the Premises in excess of that required for normal office use or during hours requested by Tenant when air conditioning is not otherwise furnished by Landlord. If there is installed in the Premises lighting requiring power in excess of that required for normal office use in the Building or if there is installed in the Premises equipment requiring power in excess of that required for normal desk-top office equipment or normal copying equipment. Tenant shall pay for the cost of such excess power, together with the cost of installing any additional risers or other facilities that may be necessary to furnish such excess power to the Premises.

               (d) In the event that Landlord, at Tenant's request, provides services to Tenant that are not otherwise provided for in this Lease. Tenant shall pay Landlord's reasonable charges for such services upon billing therefor.

        7. IMPOSITIONS PAYABLE BY LESSEE. In addition to the monthly rental and other charges to be paid by Tenant hereunder, Tenant shall pay or reimburse Landlord for any and all of the following items thereinafter collectively referred to as "Impositions"), whether or not now customary or in the contemplation of the parties hereto taxes (other than local, state and federal personal or corporate income taxes measured by the net income of Landlord from all sources), assessments (including, without limitation, all assessments for public improvements, services or benefits, irrespective of when commenced or completed), excises, levies, business taxes, license, permit, inspection and other authorization fees, transit development fees, assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind, which are levied, assessed, confirmed or imposed by any public authority, but only to the extent the Impositions are (a) upon, measured by or reasonably attributable to the cost value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements shall be in Tenant or Landlord;
(b) upon or measured by the monthly rental or other charges payable hereunder, including, without limitation, any gross receipts tax levied by the City and County of San Francisco, the State of California, the Federal Government or any other governmental body with respect to the receipt of such rental; (c) upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Tenant to reimburse Landlord for the Impositions but it is lawful to increase the monthly rental to take into account Landlord's payment of the Impositions, the monthly rental payable to



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

Landlord shall be revised to net Landlord the same net return without reimbursement of the Impositions as would have been received by Landlord with reimbursement of the Impositions.

        8.  ALTERATIONS.

               (a) Tenant shall make no alterations, additions or improvements to the Premises or install fixtures in the Premises without first obtaining Landlord's consent, which consent shall not be unreasonably withheld. In no event, however, may the Tenant make any alterations, additions or improvements or install fixtures which in Landlord's reasonable judgment might adversely affect the structural components of the Building or Building mechanical, utility or life safety systems. At the time such consent is requested, Tenant shall furnish to Landlord a description of the proposed work, an estimate of the cost thereof and such information as shall reasonably be requested by Landlord substantiating Tenant's ability to pay for such work. Landlord, at its sole option, may require as a condition to the granting of such consent to any work costing in excess of $10,000, that Tenant provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times any and all estimated costs of the proposed work, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work. Before commencing any work, Tenant shall give Landlord at least five (5) days written notice of the proposed commencement of such work in order to give Landlord an opportunity to prepare, post and record such notice as may be permitted by law to protect Landlord's interest in the Premises and the Building from mechanics' and materialmen's liens. Within a reasonable period following completion of any work for which plans and specifications were required to obtain a building permit for such work, Tenant shall furnish to Landlord "as built" plans showing the changes made to the Premises.

               (b) Any alterations, additions or improvements to the Premises shall be made by Tenant at Tenant's sole cost and expense, and any contractor or other person selected by Tenant to make the same shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld Tenant's contractor and its subcontractors shall employ union labor to the extent necessary to insure, so far as may be possible, the progress of the alterations, additions or improvements and the performance of any other work or the provision of any services in the Building without interruption on account of strikes, work stoppage or similar causes of delay. All work performed by Tenant shall comply with the laws, rules, orders, directions, regulations and requirements of all governmental entities having jurisdiction over such work and shall comply with the rules, orders, directions, regulations and requirements of any nationally recognized board of insurance underwriters. All alterations, additions and improvements shall immediately become Landlord's property and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant; provided, however, that if Landlord at the time of consenting to the making of such alterations, additions and improvements reserved the right to have Tenant remove such alterations, additions and improvements, Tenant shall, prior to the end of the term, at its sole cost and expense, remove the alterations, additions and improvements and repair and restore the Premises to their condition at the commencement of the term. Notwithstanding the foregoing, Tenant shall not be required to remove any improvements installed by other parties prior to the commencement of the term.



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

               (c) Tenant acknowledges that there may be asbestos-containing fireproofing material in the Building and on the Premises. Upon request by Tenant, Landlord shall provide Tenant with all material information then in Landlord's possession regarding such fireproofing material. No work affecting such fireproofing material shall be made without compliance with all applicable procedures, including procedures promulgated by Landlord, relating to work involving material containing asbestos.

        9. LIENS. Tenants shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens.

        10. REPAIRS. By entry hereunder, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver the Premises, provided that such acceptance shall not extend to latent defects which are not discoverable through a diligent inspection of the Premises. Tenant shall, at all times during the term hereof and at Tenant's sole cost and expense, keep the Premises in good condition and repair, ordinary wear and tear and damage thereto by fire, earthquake, act of God or the elements excepted. Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises. Tenant shall at the end of the term hereof surrender to Landlord the Premises and all Alterations thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. Landlord had no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, except as specifically herein set forth. No representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth. Landlord agrees to repair and maintain the structural components of the Building, including but not limited to the foundation, bearing and exterior walls, sub-flooring and roof, as well as the elevators, the electrical, mechanical, plumbing, sewage, heating, ventilating and air conditioning systems, the Common Areas. Tenant shall be responsible for the repair and maintenance of any supplemental air conditioning equipment installed by Tenant or Tenant's contractor within the Premises. Tenant shall provide Landlord a copy of the maintenance agreement for such equipment within thirty (30) days of such installation.

        Landlord shall use reasonable efforts to enforce construction warranties' obtained from the initial tenant improvements to the Premises.

        11.  DESTRUCTION OR DAMAGE.

               (a) In the event the Premises or the portion of the Building necessary for Tenant's use and enjoyment of the Premises are damaged by fire, earthquake, act of God, the elements or other casualty, Landlord shall repair the same, subject to the provisions of this paragraph hereinafter set forth, if
(i) such repairs can, in Landlord's opinion, be made within a period of 120 days after commencement of the repair work, (ii) the cost of repairing damage for which Landlord is not insured shall be less than ten percent (10%) of the then full insurable value of the

Premises with respect to repairing any damage to the Premises or five percent (5%) of the then full insurable value of the Building with respect to repairing any damage to other areas of the Building, and (iii) the damage or destruction does not occur during the last twelve (12) months of the term of this Lease or any extension thereof. This Lease shall remain in full force and effect except that so long as the damage or destruction is not caused by the fault or negligence of Tenant, its contractors, agents, employees or invitees, an abatement of rental shall be allowed Tenant for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business during the time such part is so unusable.

               (b) As soon as is reasonably possible following the occurrence of any damage, Landlord shall notify Tenant of the estimated time and cost required for the repair or restoration of the Premises or the portion of the Building necessary for Tenant's occupancy. If, in Landlord's opinion, such repairs cannot be made within 120 days as set forth in paragraph (a)(i) above. Landlord or Tenant may elect by written notice to the other within 30 days after Landlord's notice of estimated time and cost is given, to terminate this Lease effective as of the date of such damage or destruction. If Landlord is not obligated to effect the repair based upon the circumstances set forth in paragraphs (a)(ii) or (a)(iii) above. Landlord shall have the right to terminate this Lease, by written notice to Tenant within 30 days after Landlord's notice of time and cost is given, effective as of the date of such damage or destruction. If neither party so elects to terminate this Lease, this Lease shall continue in full force and effect, but the rent shall be partially abated as hereinabove in this paragraph provided, and Landlord shall proceed diligently to repair such damage.

               (c) A total destruction of the Building shall automatically terminate this Lease. Tenant waives California Civil Code Sections 1932(2) and 1933(4) providing for termination of hiring upon destruction of the thing hired.

               (d) In no event shall Tenant be entitled to any compensation or damages from Landlord, specifically including, but not limited to, any compensation or damages for (i) loss of the use of the whole or any part of the Premises, (ii) damage to Tenant's personal property in or improvements to the Premises, or (iii) any inconvenience, annoyance or expense occasioned by such damage or repair (including moving expenses and the expense of establishing and maintaining any temporary facilities).

               (e) Landlord, in repairing the Premises, shall not be required to repair any injury or damage to the personal property of Tenant, or to make any repairs to or replacement of any alterations, additions, improvements or fixtures installed on the Premises by or for Tenant.

        12.  INSURANCE.

               (a) Tenant agrees to procure and maintain in force during the term hereof, at Tenant's sole cost and expense, (i) personal injury liability insurance with limits of not less than $1,000,000 per person and $1,000,000 per occurrence for injuries to or death of persons occurring in, on or about the Premises or the Building, and (ii) property damage liability insurance with a limit of not less than $1,000,000 per accident. All such insurance policies shall name Landlord, Landlord's managing agent and any other party designated by Landlord as additional insureds; shall insure the performance by Tenant of its indemnity obligations set forth in paragraph 14 of this Lease; shall insure Landlord's and Landlord's managing agent's contingent liability as respects acts or omissions of Tenant; shall be issued by insurance companies licensed to do business in the State of California and otherwise reasonably acceptable to Landlord; and shall provide that such insurance may not be cancelled nor amended without thirty (30) days prior written notice to Landlord. Tenant may carry said insurance under a blanket policy, provided however, said insurance by Tenant shall include an endorsement confirming application to and coverage of Landlord.

               (b) A copy of each policy of insurance shall be delivered to Landlord by Tenant prior to commencement of the term of this Lease and upon each renewal of such insurance.

               (c) Tenant shall, prior to and throughout the term of this Lease, procure from each of its insurers under all policies of fire, theft, public liability, workers' compensation and any other insurance policies of Tenant now or hereafter existing, pertaining in any way to the Premises or the Building or any operation therein, a waiver, as set forth in paragraph 13 of this Lease, of all rights of subrogation which the insurer might otherwise, if at all, have against Landlord or any officer, agent or employee of Landlord (including Landlord's managing agent).

               (d) Throughout the term of the Lease and any extension thereof, Landlord shall maintain all risk and liability insurance in amounts and with such deductibles as other comparable buildings in the San Francisco Financial District.

        13. SUBROGATION. Landlord and Tenant shall each obtain from its respective insurers under all policies of fire, theft, public liability, workers' compensation and other insurance maintained by either of them at any time during the term hereof insuring or covering the Building or any portion thereof or operations therein, a waiver of all rights of subrogation which the insurer of one party might have against the other party, and Landlord and Tenant shall each indemnify the other against and reimburse the other for any and all loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such waiver.

        14. INDEMNIFICATION. Tenant hereby waives all claims against Landlord for damage to any property or injury or death of any person in, upon or about the Premises arising at any time and from any cause other than principally by reason of gross negligence or will act of Landlord, its employees or contractors, and Tenant shall hold Landlord harmless from and reimburse Landlord for any and all damage to any property or injury to or death of any person arising from the use or occupancy of the Premises by Tenant or Tenant's failure to perform its obligations under this Lease, except such as is caused principally by gross negligence or willful act of Landlord, its contractors or employees. The foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, investigation costs and all other reasonable costs and expenses incurred by Landlord from the first notice that injury, death or damage has occurred or that any claim or demand is to be made or may be made. The provisions of this paragraph shall survive the termination of this Lease with respect to any damage, injury or death occurring prior to such termination.

        15. COMPLIANCE WITH LEGAL REQUIREMENTS. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the Premises (including, without limitation, any ground lease, mortgage or covenants, conditions and restrictions), insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, including structural utility system and life safety system changes necessitated by Tenant's acts, use of the Premises or by improvements made by or for Tenant.

        16.  ASSIGNMENT AND SUBLETTING.

               (a) Tenant shall not, without the prior consent of Landlord, which consent shall not be unreasonably withheld by Landlord, transfer, assign or hypothecate this Lease or any interest herein, sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord, which consent shall not be unreasonably withheld. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved.

               (b) If the Tenant is a privately held corporation, or is an unincorporated association or partnership, the transfer, assignment, or hypothecation of any stock or interest in such corporation, association, or partnership in excess of fifty percent (50%) in the aggregate shall be deemed an assignment or transfer within the meaning and provisions of this paragraph 16. If Tenant is a publicly held corporation, the public trading of stock in Tenant shall not be deemed an assignment or transfer within the meaning of this paragraph.

               (c) Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

                      (1) if at the time consent is requested or at any time prior to the granting of consent, Tenant is in default under this Lease or would be in default under this Lease but for the pendency of any grace or cure period under paragraph 19 below;

                      (2) if the proposed assignee or sublessee is a governmental agency;

                      (3) if, in Landlord's reasonable judgment, the use of the Premises by the Proposed assignee or sublessee would not be comparable to the types of office use by other tenants in the Building, would entail any alterations which would lessen the value of the leasehold improvements in the Premises, would result in more than a reasonable number of occupants per floor, would require increased services by Landlord or would conflict with any so-called "exclusive" or percentage leases then in favor of another tenant of the Building;

                      (4) if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms, or the character, reputation, or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building;

                      (5) if the subletting would result in the division of the Premises into three or more units; and

                      (6) if the proposed assignee or sublessee is an existing tenant of the Building.

               (d) If at any time during the term of this Lease Tenant desires to assign its interest in this Lease or sublet all or part of the Premises, Tenant shall give notice to Landlord setting forth the terms of the proposed assignment or subletting ("Tenant's Notice"). Landlord shall have the option, exercisable by notice given to Tenant within thirty (30) days after Tenant's Notice is given (Landlord's Option Period"), either (1) to consent to the assignment in which event the provisions of paragraph (g) shall be applicable, or to consent to the subletting in which event the provisions of paragraph (h) shall be applicable; (2) to become the assignee or sublessee of Tenant (instead of the entity specified in Tenant's Notice) upon the terms set forth in Tenant's Notice; (3) in the event of a proposed assignment, to terminate this Lease and to retake possession of the Premises; or (4) in the event of a proposed subletting of the entire Premises, or a portion of the Premises for all or substantially all of the remainder of the term, to terminate this Lease with respect to, and to retake possession of, such space, together with, if only a portion of the Premises is involved, such rights of access to and from such portion as may be reasonably required for its use and enjoyment. If Landlord does not exercise one of such options, Tenant shall be free for a period of 120 days after Landlord's Option Period, to assign its entire interest in this Lease or to sublet such space to the entity specified in Tenant's Notice upon the terms set forth therein or to any third party upon the same terms set forth in Tenant's Notice, subject to obtaining Landlord's prior consent as hereinabove provided.

               (e) Notwithstanding the provisions of paragraphs (a) and (b) above, Tenant may assign this Lease or sublet the Premises or any portion thereof, with prior notice to Landlord but without the necessity of Landlord's consent and without extending any option to Landlord pursuant to paragraph (d) above, to any corporation which controls, is controlled by or is under common control with Tenant, to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises.

               (f) No sublessee (other than Landlord if it exercises its option pursuant to paragraph (d) above) shall have a right further to sublet without Landlord's prior consent, which Tenant acknowledges may be withheld in Landlord's absolute discretion, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease. No sublease, once consented to by Landlord, shall be modified or terminated by Tenant without Landlord's prior consent, which consent shall not be unreasonably withheld.

               (g) In the case of an assignment to an entity other than Landlord, 50% of any sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the unamortized cost of leasehold improvements paid for by Tenant, and the cost of any real estate commissions or legal fees not to exceed $1,500 incurred by Tenant in connection with such assignment.

               (h) In the case of a subletting to an entity other than Landlord, 50% of any sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the Premises, (2) the cost of leasehold improvements made to the sublet portion of the Premises at Tenant's cost, amortized over the term of this Lease except for leasehold improvements made for the specific benefit of the sublessee, which shall be amortized over the term of the sublease, and (3) the cost of any real estate commissions or legal fees not to exceed $1,500 incurred by Tenant in connection with such subletting, amortized over the term of the sublease.

               (i) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant of liability under this Lease.

               (j) In the event Tenant shall assign this Lease or sublet the Premises or request the consent of Landlord to any assignment, subletting, hypothecation or other action requiring Landlord's consent hereunder, then Tenant shall pay Landlord's then reasonable and standard processing fee and Landlord's reasonable attorneys' fees incurred in connection therewith.

        17. RULES; NO DISCRIMINATION. Tenant shall faithfully observe and comply with the rules and regulations annexed to this Lease, and after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Landlord. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations. Tenant specifically covenants and agrees that Tenant shall not discriminate against or segregate any person or group of persons on account of race, sex, creed, color, national origin, or ancestry in the occupancy, use, sublease, tenure or enjoyment of the Premises.

        18. ENTRY BY LANDLORD. Landlord may enter the Premises at reasonable hours to (a) inspect the same; (b) exhibit the same to prospective purchasers, lenders or tenants, provided, however, that Landlord shall only exhibit the Premises to prospective tenants during the final 90 days of Tenant's occupancy of the Premises; (c) determine whether Tenant is complying with all its obligations hereunder; (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder; (e) post notices of nonresponsibility; and (f) make repairs required of Landlord under the terms hereof or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of the Building; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any inconvenience to or interference with Tenant's business or any loss of occupancy or quiet enjoyment of the Premises occasioned by such entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance); and Landlord shall have the right to use any and all means which Landlord may deem proper to open Tenant's doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord in an emergency shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

        19. EVENTS OF DEFAULT. The following events shall constitute Events of Default under this Lease:

               (a) a default by Tenant in the payment when due of any rent or other sum payable hereunder and the continuation of such default for a period of 10 days after the same is due, provided that if Tenant has failed three or more times in any twelve-month period to pay any rent or other sum within 10 days after the due date, no grace period shall thereafter be applicable hereunder.

               (b) a default by Tenant in the performance of any of the other terms, covenants, agreements or conditions contained herein and, if the default is curable, the continuation of such default for a period of 20 days after notice by Landlord or beyond the time reasonably necessary for cure if the default is of a nature to require more than 20 days to remedy, provided that if Tenant has defaulted in the performance of the same obligation three or more times in any twelve-month period and notice of such default has been given by Landlord in each instance, no cure period shall thereafter be applicable hereunder.

               (c) the bankruptcy or insolvency of Tenant, transfer by Tenant in fraud of creditors, an assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within 60 days thereafter;

               (d) the appointment of a receiver for a substantial part of the assets of Tenant;

               (e) the abandonment of the Premises; and

               (f) the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution and the failure to have such attachment or execution vacated within 20 days thereafter.

        20. TERMINATION UPON DEFAULT. Upon the occurrence of any Event of Default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, terminate this Lease and exercise its remedies relating thereto in accordance with the following provisions:

               (a) Landlord shall have the right, so long as the Event of Default remains uncured, to give notice of termination to Tenant, and on the date specified in such notice this Lease shall terminate.

               (b) In the event of any such termination of this Lease, Landlord may then or at any time thereafter by judicial process, re-enter the Premises and remove therefrom all persons and property and again repossess and enjoy the Premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

               (c) In the event of any such termination of this Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in event of such termination shall include, without limitation, (1) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided, (2) all legal expenses and other related costs incurred by Landlord following Tenant's default, (3) all costs incurred by Landlord in restoring the Premises to good order and condition, or in remodeling, renovating or otherwise preparing the Premises for reletting, and (4) all costs (including, without limitation, any brokerage commissions) incurred by Landlord in reletting the Premises.

               (d) After terminating this Lease, Landlord may remove any and all personal property located in the Premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to or demand upon Tenant, Tenant waives all claims for damages that may be caused by Landlord's removing or storing or selling the property as herein provided, and Tenant shall indemnify and hold Landlord free and harmless from and against any and all losses, costs and damages, including without limitation all costs of court and attorneys' fees of Landlord occasioned thereby.

               (e) In the event of the occurrence of any of the events specified in paragraph 19(c) of this Lease, if Landlord shall not choose to exercise, or by law shall not be able to exercise, its rights hereunder to terminate this Lease, then, in addition to any other rights of Landlord hereunder or by law,
(1) Landlord may discontinue the services provided pursuant to paragraph 6 of this Lease, unless Landlord has received compensation in advance for such services in the amount of Landlord's reasonable estimate of the compensation required with respect to such services, and (2) neither Tenant, as debtor-in-possession, nor any trustee or other person (collectively, the "Assuming Tenant") shall be entitled to assume this Lease unless on or before the date of such assumption, the Assuming Tenant (a) cures, or provides adequate assurance that the Assuming Tenant will promptly cure, any existing default under this Lease, (b) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate, Landlord for any pecuniary loss (including, without limitation, attorneys' fees and disbursements) resulting from such default, and (c) provides adequate assurance of future performance under this Lease. For purposes of this subparagraph (c), "adequate assurance" of such cure, compensation or future performance shall be effected by the establishment of an escrow fund for the amount at issue or by bonding.

        21. CONTINUATION AFTER DEFAULT. Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all rights and remedies under this Lease, including the right to recover the rental as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

        22. OTHER RELIEF. The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity by statute or otherwise.

        23. LANDLORD'S RIGHT TO CURE DEFAULTS. All agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Tenant shall fail to pay any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for 20 days after notice thereof by Landlord, or such longer period as may be allowed hereunder, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord (with interest at an annual rate equal to four percent (4%) over the annual prime rate of interest announced publicly by Citibank, N.A., in New York, New York from time to time, but in no event in excess of the maximum interest rate permitted by law) and all necessary incidental costs shall be payable to Landlord on demand.

        24. ATTORNEYS' FEES. If as a result of any breach or default in the performance of any of the provisions of this Lease, Landlord uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all reasonable attorneys' fees and expenses so incurred by Landlord, provided that if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant shall be entitled to recover reasonable attorneys' fees and expenses incurred by Tenant.

        25. EMINENT DOMAIN. If all or any part of the Premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by notice to the other within 30 days after such date, provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced.

        26.  SUBORDINATION.

               (a) This Lease shall be subject and subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof or Landlord's interest therein, and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding the foregoing, if any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage or deed of trust or prior to its ground lease, and shall give notice thereof to Tenant, this Lease shall be deemed prior to the mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of the mortgage, deed of trust or ground lease or the date of recording thereof. In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure or to the grantee under the deed in lieu of foreclosure; in the event any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant agrees to execute any documents required to effectuate such subordination, to make this Lease prior to the lien of any mortgage or deed of trust or ground lease, or to evidence such attornment.

               (b) In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, or in the event any ground lease to which this Lease is subordinate is terminated, this Lease shall not be barred, terminated, cut off or foreclosed nor shall the rights and possession of Tenant hereunder be disturbed if Tenant shall not then be in default in the payment of rental and other sums due hereunder or otherwise be in default under the terms of this Lease, and if Tenant shall attorn to the purchaser, grantee, or ground lessor as provided in paragraph (a) above or, if requested, enter into a new lease for the balance of the term hereof upon the same terms and provisions as are contained in this Lease. Tenant's covenant under paragraph (a) above to subordinate this Lease to any ground lease, mortgage, deed of trust or other hypothecation hereafter executed is conditioned upon each such senior instrument containing the commitments specified in this paragraph (b).

        27. NO MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or operate as an assignment to it of an or all such subleases or subtenancies.

        28. SALE. In the event the original Landlord hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

        29. ESTOPPEL CERTIFICATE. At any time and from time to time but on not less than 10 days prior notice by Landlord, Tenant shall execute, acknowledge, and deliver to Landlord, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in the certificate, and (d) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any deed of trust on the Building or any part thereof.

        30. NO LIGHT, AIR, OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

        31. HOLDING OVER.

               (a) If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to 150% of the then prevailing monthly rental paid by Tenant at the expiration of the term of this Lease, payable in advance on or before the first day of each month. Each party shall give the other notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

               (b) If, over Landlord's objection, Tenant holds possession of the Premises after expiration of the term of this Lease or expiration of its holdover tenancy, without limiting the liability of Tenant for its unauthorized occupancy of the Premises, Tenant shall pay rent at a monthly rental equivalent to 200% of the then prevailing monthly rental paid by Tenant at the expiration of the term of this Lease and shall indemnify Landlord and any replacement tenant for the Premises for any damages or loss suffered by either Landlord or the replacement tenant resulting from Tenant's failure timely to vacate the Premises.

        32. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum specified in the Basic Lease Information (the "deposit"). The deposit shall be held by Landlord as security for the faithful performance by Tenant of all the provisions of this Lease to be performed or observed by Tenant. If Tenant fails to pay rent or other sums due hereunder (after the expiration of any applicable grace period) or otherwise defaults with respect to any provisions of this Lease (after the expiration of any applicable grace period), Landlord may use, apply or retain all or any portion of the deposit for the payment of any rent or other sum in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the deposit, Tenant shall within 10 days after demand therefor deposit cash with Landlord in an amount sufficient to restore the deposit to the full amount thereof and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without interest, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to the deposit.

        33. WAIVER. The waiver by Landlord of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with such terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition or provision of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of the preceding breach at the time of acceptance of the rental.

        34. NOTICES AND CONSENTS. All notices, consents, demands and other communications from one party to the other that are given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a notice to Landlord; to Landlord at the address specified in the Basic Lease Information, or to such other place as Landlord may from time to time designate in a notice to Tenant; or, in the case of Tenant, delivered to Tenant at the Premises. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the Premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the Premises.

        35. COMPLETE AGREEMENT. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, and understandings if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Building or related facilities. There are no representations between Landlord and Tenant other than those contained in this Lease and all reliance with respect to any representation is solely upon such representations. All implied warranties, including implied warranties of merchantability and fitness, are excluded.

        36. CORPORATE AUTHORITY. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant warrants that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so.

        37. PARTNERSHIP AUTHORITY. If Tenant is a partnership, joint venture, or other unincorporated association, each individual executing this Lease on behalf of Tenant warrants that this Lease is binding on Tenant and that each and both of the persons signing on behalf of Tenant were authorized to do so.

        38. LIMITATION OF LIABILITY TO BUILDING. The liability of Landlord to Tenant for any default by Landlord under this Lease or arising in connection with Landlord's operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Building or the Premises, shall be limited to the interest of Landlord in the Building. Tenant agrees to look solely to Landlord's interest in the Building for the recovery of any judgment against Landlord, and Landlord shall not be personally liable for any such judgment or deficiency after execution thereon. The limitations of liability contained in this paragraph 38 shall apply equally and inure to the benefit of Landlord, its successors and their respective, present and future partners of all tiers, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective heirs, successors and assigns. Under no circumstances shall any present or future general partner of Landlord (if Landlord is a partnership) or individual trustee or beneficiary (if Landlord or any partner of Landlord is a trust) have any liability for the performance of Landlord's obligations under this Lease.

        39. BROKERS. Tenant and Landlord each confirms and represents to the other party that each party has contacted and dealt with solely the broker identified in the Basic Lease Information and that no other broker has participated in the negotiation of this Lease or is entitled to any commission in connection with this Lease.

        40. MISCELLANEOUS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. Tenant shall not, without the consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed pursuant to the laws of the State of California.

        41. EXHIBITS. The exhibit(s) and addendum, if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part hereof.

        41. ADDITIONAL PROVISIONS.



        IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below:


TENANT

Orrell & Company, Inc.
----------------------------------

 /s/ Gregory M. Orrell
----------------------------------


By  Gregory M. Orrell
   --------------------------------
    Its  President
       ----------------------------


By____________________________

    Its__________________________



Date of Execution
  by Tenant:  2/9/94


LANDLORD

The Equitable Montgomery Company
By: The Equitable Life Assurance Society
       of the United States-Managing Venturer


By  /s/ Christopher C. Curtis
   -----------------------------------
        Christopher C. Curtis
    Its  Attorney-in-Fact
        -------------------------------

By_________________________________

    Its_______________________________


Date of Execution
  by Landlord:  2/26/94

                                     DIAGRAM





                                   Exhibit "A"



                           Diagram             Demised Property
                                                 Suite _______
                                             Orrell & Company, Inc.
                                          Lease dated February 4, 1994

                                    EXHIBIT B

                              RULES AND REGULATIONS

        1. The sidewalks, halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building except such roof or portion thereof as may be contiguous to the Premises of a particular tenant and may be designated in writing by Landlord as a roof deck or roof garden area.

        2. No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's Premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. Landlord will adopt and furnish to tenants general guidelines relating to signs inside the Building on the office floors. Each tenant shall conform to such guidelines, but may request approval of Landlord for modifications, which approval will not be unreasonably withheld. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the tenant by a person approved by Landlord, which approval will not be unreasonably withheld. Material visible from outside the Building will not be permitted.

        3. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted by an tenant on the Premises, except that use by the tenant of food and beverage vending machines and Underwriters' Laboratory approved microwave ovens and equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

        4. No tenant shall employ any person or persons other than Landlord's janitorial service for the purpose of cleaning the Premises, unless otherwise approved by Landlord. No person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Janitor service will not be furnished on nights when rooms are occupied after 9:30 P.M. unless, by prior arrangement with Landlord, service is extended to a later hour for specifically designated rooms.

        5. Landlord will furnish each tenant free of charge with two keys to each door lock in its Premises. Landlord may make a reasonable charge for any additional keys. No tenant shall have any keys made. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its Premises without the prior consent of Landlord. The tenant shall in each case furnish Landlord with a key for any such lock. Each tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Building which shall have been furnished to the tenant.

        6. The freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary properly to distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of the tenant.

        7. No tenant shall use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment, or, without Landlord's prior approval, use any method of heating air conditioning other than that supplied by Landlord. No tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein.

        8. Landlord shall have the right, exercisable without notice and without liability to any Tenant, to change the name and street address of the Building.

        9. Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 7 A.M. and at all hours on Saturdays, Sundays and legal holidays all persons who do not present a pass to the Building signed by Landlord. Landlord will furnish passes to persons for whom any tenant requests the same in writing. Each tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate.

        10. The directory of the Building will be provided for the display of the name and location of tenants and a reasonable number of the principal officers and employees of tenants, and Landlord reserves the right to exclude any other names therefrom. Any additional name which a tenant desires to have added to the directory shall be subject to Landlord's approval and may be subject to a charge therefor.

        11. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any exterior window in the Building without the prior consent of Landlord. If consented to by Landlord, such items shall be installed on the office side of the standard window covering and shall in no way be visible from the exterior of the Building.

        12. Messenger services and suppliers of bottled water, food, beverages, and other products or services shall be subject to such reasonable regulations as may be adopted by Landlord. Landlord may establish a central receiving station in the Building for delivery and pick-up by all messenger services, and may limit delivery and pick-up at tenant Premises to Building personnel.

        13. Each tenant shall see that the doors of its Premises are closed and locked and that all water faucets or apparatus, cooking facilities and office equipment (excluding office equipment required to be operative at all times) are shut off before the tenant or its employees leave the Premises at night, so as to prevent waste or damage, and for any default or carelessness in this regard the tenant shall be responsible for any damage sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

        14. The toilets, urinals, wash bowls and other restroom facilities shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

        15. Except with the prior consent of Landlord, no tenant shall sell, or permit the sale at retail, of newspapers, magazines, periodicals, theatre tickets or any other goods or merchandise to the general public in or on the Premises, nor shall any tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises of any tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such tenant's lease.

        16. No tenant shall install any antenna, loudspeaker, or other device on the roof or exterior walls of the Building.

        17. There shall not be used in any portion of the Building, by any tenant or its invitees, any hand trucks or other material handling equipment except those equipped with rubber tires and side guards unless otherwise approved by Landlord.

        18. Each tenant shall store its refuse within its Premises. No material shall be placed in the refuse boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of refuse in the City and County of San Francisco without being in violation of any law or ordinance governing such disposal. All refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

        19. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in the Building are prohibited, and each tenant shall cooperate to prevent the same.

        20. The requirements of the tenants will be attended to only upon application by telephone or in person at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

        21. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

        22. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of Premises in the Building.

        23. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                                    EXHIBIT C

                           IMPROVEMENT OF THE PREMISES

        1. The Work. Landlord, through Landlord's contractor, shall construct and install in the Premises, substantially in accordance with plans, working drawings and specifications ("Tenant's Plans") prepared by Landlord's architects and engineers and approved by Tenant, the improvements ("The Work") described in Tenant's Plans (except work described in paragraph 6 hereof). Tenant's Plans shall be based upon and derived from the preliminary architectural plans prepared by Thomas Lew, dated December 9, 1993 and revised December 20, 1993
(P1), including the modification or deletion of notes No. 1 and No. 4 based on the final costs of performing The Work. The costs of preparing Tenant's Plans and performing The Work shall be paid by Landlord, as set forth in this Exhibit
C. The Work shall be performed in a good and workmanlike manner and in accordance with applicable laws and regulations. The quantities, character and manner of construction and installation of The Work shall be subject to all limitations and restrictions imposed by laws, regulations and guidelines relating to health, safety, the environment, handicapped persons and conservations of energy adopted by any public or government authority.

        2.  Tenant's Plans and Construction.

        (a) As soon as reasonably possible Landlord shall submit Tenant's Plans to Tenant for Tenant's written approval. Tenant shall have two (2) working days to review Tenant's Plans and submit to Landlord any changes, comments, and revisions to the same. Tenant's Plans and any revisions thereto requested by Tenant, shall be prepared by Landlord's architect and shall comply with all applicable codes, laws, ordinances, rules and regulations and shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the approval thereof. If Tenant approves Tenant's Plan, Landlord shall deliver to Tenant an estimate ("Cost Estimate") of the cost of completing The Work in the Premises (which Cost Estimate shall include the cost of preparing Tenant's Plans). Tenant shall either (i) approve the Cost Estimate by written notice to Landlord, (ii) request additional changes to Tenant's Plans, whereby Landlord shall revise Tenant's Plans in accordance with Tenant's request and resubmit to Tenant for its approval both the revised Tenant's Plans and revised Cost Estimate. Any changes to Tenant's Plans prior to Tenant's approval of the Cost Estimate shall be not considered a change pursuant to Paragraph 4 of this Exhibit C. Tenant's approval or Tenant's Plans shall constitute authorization for Landlord to perform The Work substantially in accordance with Tenant's Plans. In the absence of such authorization, Landlord shall not be obligated to commence The Work. Landlord's contractor shall complete The Work in the Premises substantially in accordance with Tenant's Plans.

        (b) All interior decorating services, such as the selection of colors of wall paint, wall coverings, carpeting and all other decorator selection work, required by Tenant shall be provided by Tenant at Tenant's expense.

        3. Landlord's Contribution. As Landlord's Contribution for the costs of preparing Tenant's Plans and performing The Work, Landlord shall provide Tenant an allowance

"Landlord's Contribution" in an amount not to exceed $60,789.00. Landlord shall pay Landlord's Contribution directly to Landlord's architects, engineers, consultants or suppliers or to Landlord's contractor for the account of Tenant, in installments, or as professional services are rendered, or The Work is performed. Landlord's Contributions shall include all architectural fees for Tenant's Plans. If costs incurred in preparing Tenant's Plans and performing The Work exceed Landlord's Contribution, and provided that The Work is constructed in accordance with Tenant's Plans, Tenant shall pay to Landlord, as Additional Rent ("Additional Rent") an amount up to and not exceeding Ten Thousand Dollars and 00/100 cents ($10,000.00) ("Additional Contribution"). Tenant shall pay the Additional Rent to Landlord (payable at the same time and place as monthly installments of Base Rent), in equal monthly installments, amortized over a five
(5) year period, with interest at 9% per annum, commencing on the first day of the sixth (6th) full calendar month of the Term, with any residual due upon expiration of the Term. If any cost associated with preparing Tenant's Plans and performing The Work exceeds Landlord's Contribution and Additional Contribution, then Tenant shall be liable for, and pay the costs after completion of The Work within thirty (30) days of Landlord's written notice that such cost are due and payable.

        4. Changes. If Tenant requests any change in The Work subsequent to Tenant's approval of Tenant's Plans, Tenant shall request such change in a written notice to Landlord. Each such request shall be accompanied, if necessary, by plans, drawings and specifications prepared by Landlord's architects or engineers, at Tenant's expense, necessary to show and explain such change from the previously approved Tenant's Plans. Landlord shall have Landlord's contractor give Tenant an estimate of the construction cost, if any, for such change. Landlord shall have Landlord's contractor also give Tenant an estimate of the delay in substantial completion of The Work, if any, which will be incurred for such change and which Tenant shall be liable for in accordance with Paragraph 5 below. Tenant shall, within five (5) business days after receipt of such estimate, notify Landlord in writing to proceed or not to proceed with such change. If Tenant approves the estimate and requests the change be constructed then Tenant shall be liable for, and pay to Landlord as Additional Rent (at such times and in such manner as provided in Paragraph 3) the actual cost of The Work. In the absence of such written notice to proceed, Landlord shall not be obligated to make the change requested by Tenant and Landlord shall proceed with The Work in accordance with the previously approved Tenant's Plans.

        5. Delay. Tenant shall be liable for, and shall pay all costs and expenses incurred by Landlord in connection with any delay ("Tenant Delay") in the commencement or completion of The Work caused by (i) Tenant's failure promptly to approve Tenant's Plans, (ii) Tenant's requirement of additional or different work, (iii) interruption of The Work in question to accommodate performance of other Tenant requested work outside the scope of The Work in question , (iv) any changes, additions, or alterations to The Work which are requested by Tenant as to which Landlord has notified Tenant that such change will cause a delay, (v) Tenant's failure to take any action required of Tenant under the Lease or this Addendum, (vi) any interruption or interference in the construction caused by Tenant or its architects, planners, engineers, contractors, subcontractors, laborers or suppliers, or (vii) any other delay requested or caused by Tenant.

        6. Other Work by Tenant. All work not within the scope of the normal construction trades employed on the Building, such as the furnishing and installing of furniture, telephone and computer equipment and wiring, and office equipment, shall be furnished and installed by Tenant at Tenant's expense. Tenant shall adopt a schedule in conformance with the schedule of Landlord's contractors and conduct Tenant's work in such a manner as to maintain harmonious labor relations and as not to interfere with or delay the work of Landlord's contractors. Tenant's contractors, subcontractors and labor shall be acceptable to and approved in writing by Landlord (which shall not be unreasonably withheld) and shall be subject to the administrative supervision of Landlord's general contractor. Landlord shall provide reasonable access and entry to the Premises to Tenant and Tenant's contractors and subcontractors and reasonable opportunity and time and reasonable use of facilities to enable Tenant to adapt the Premises for Tenant's use.

        7. Requirements. Any work performed at the Building or on the Premises by Tenant or Tenant's contractor in connection with improvements shall be subject to the following additional requirements:

               (a) Such work shall not proceed until Landlord has approved (which shall not be unreasonably withheld or delayed) in writing: (i) Tenant's contractor, (ii) the amount and coverage of public liability and property damage insurance, with Landlord named as an additional insured, carried by Tenant's contractor, (iii) complete and detailed plans and specifications for such work, and (iv) a schedule for The Work.

               (b) All work shall be done in conformity with a valid permit when required, a copy of which shall be furnished to Landlord before such work is commenced. In any case, all such work shall be performed in accordance with all applicable laws. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to comply with applicable laws.

               (c) All work by Tenant or Tenant's contractor shall be done with union labor in accordance with all union labor agreements applicable to the trades being employed.

               (d) All work by Tenant or Tenant's contractor shall be scheduled, on a reasonable basis, through Landlord.

               (e) Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service, on a nonexclusive basis, with Landlord's contractor and shall pay such reasonable costs for such services as may be charged by Landlord's contractor. Landlord shall have the right to require any necessary movement of materials by the elevator to be done after regular working hours at the expense of Tenant.

               (f) Tenant's entry on the Premises for any purpose, including, without limitation, inspection or performance of improvement work by Tenant, prior to the Commencement of the term shall be subject to all of the covenants of this Lease except the payment of rent. Entry by Tenant shall include entry by Tenant's officers, employees, contractors, licensees, agents, servants, guests, invitees or visitors.

                            ADDENDUM TO OFFICE LEASE

        This Addendum to Office Lease shall constitute a part of that certain 120 Montgomery Street Office Lease dated February 4, 1994 (the "Lease") between The Equitable Montgomery Company ("Landlord") and Orrell & Company, Inc. ("Tenant"). Landlord and Tenant desire to amend the Lease as hereinafter provided.

        NOW, THEREFORE, notwithstanding anything to the contrary contained in the Lease, Landlord and Tenant agree as follows:

        1. Definitions. The definitions in the Lease shall also apply to this Addendum unless herein otherwise indicated.

        2. Rent Credit. Notwithstanding anything to the contrary in the Lease, Base Rent shall be abated during the first five (5) months of the Lease Term. Accordingly, no Base Rental or operating expenses shall be payable for the first five (5) months of the term of the Lease. Thereafter, throughout the term of the Lease, base annual rental shall be as provided in Article H of the Basic Lease Information and Paragraph 3(a) of the Lease and shall be due and payable in accordance with the terms of the Lease.

        3. Term Commencement and Substantial Completion. Notwithstanding any provision of the Lease to the contrary, the commencement date for the term of the Lease shall be the date of Substantial Completion of the Work constituting the improvements to the Premises as defined in Exhibit C to this Lease. Landlord and Tenant shall use reasonable efforts to effect

Substantial Completion of the Work constituting the improvements to the Premises by March 15, 1994. "Substantial Completion" shall be defined as the condition of the improvements when (i) the Work has been performed substantially in accordance with Tenant's Plans as defined in Exhibit C to this Lease (except for finishing details of construction, decoration, mechanical and other adjustments or items commonly found on an architectural punch list, all of which do not materially interfere with Tenant's permitted use of the demised Premises) and Substantial Completion shall be deemed to have occurred notwithstanding a requirement on the part of the contractor to complete "punch list" or similar corrective work, and (ii) a certificate of occupancy with respect to the demised Premises has been issued by the City and County of San Francisco, if required. If Landlord is delayed in substantially completing any Work as a result of any Tenant Delay, (as defined in Exhibit C to this Lease) then the date of Substantial Completion of such Work shall be deemed to have been the date upon which such Work would have been substantially completed in the absence of such Tenant Delay. Landlord will diligently pursue completion of all punch list items. As and when requested by Tenant, Landlord will give Tenant the contractor's then best estimate of the date of Substantial Completion of any Work then in progress. The date of Substantial Completion of any Work shall be fixed by Landlord in a notice to Tenant, which notice shall state that the demised Premises are, or prior to the date stated in such notice will be, substantially complete. Tenant agrees to acknowledge in writing all dates of Substantial Completion of Work with respect to the demised Premises as well as the date upon which the term of the Lease commenced, as and when requested to do so by Landlord. By occupying the demised Premises, Tenant accepts the demised Premises as being in the condition in which Landlord is obligated to deliver the demised Premises, subject only to the completion or correction of "Punch list" items.

        4. Option to Extend Term. Subject to the provisions of this Paragraph, Tenant shall have the option to extend the term of this Lease (the "Extension Option") for a period of five (5) years (the "Renewal Term") provided that:

               (a) Tenant gives Landlord written notice of Tenant's intention to exercise the Extension Option no later than nine (9) months prior to the expiration of the term of the Lease, and;

               (b) At the time of the aforesaid notice, at the time the Extension Option is exercised and at the commencement of the Renewal Term, the Lease must be in full force and effect, Tenant must not be then in default under the Lease, Tenant shall not have been in monetary default (for more than ten
(10) days after written notice of such default from Landlord) or in material nonmonetary default from Landlord, or if the cure of such default reasonably requires more than thirty (30) days, Tenant shall not have commenced to cure the same within thirty (30) days after written notice of such default from Landlord and shall not have diligently proceeded to complete such cure) more than three times during the last five years of the initial term of the Lease or at any time during the last five years of the initial term for more than thirty days, Tenant's interest under the Lease must not have been assigned by operation of law or otherwise, Tenant must be in occupancy of the entire demised Premises, and Tenant must not have sublet any portion thereof; and

               (c) All of the terms, covenants and conditions of the Lease shall remain in effect during the Renewal Term, except that (i) no rent concessions or renewal or expansion option shall be included and (ii) the base annual rental shall be at fair market rental value of the demised Premises for the Renewal Term, meaning the monthly rental rate per square foot prevailing at the commencement of the Renewal Term for five (5) year leases then being entered into for comparable space in first class buildings in the San Francisco Financial District and used for comparable purposes.

        Within thirty (30) days after Landlord's receipt of the Tenant's notice specified in subparagraph (a) above, Landlord and Tenant shall meet, negotiate and attempt to agree upon the fair market rental value for the demised Premises for the Renewal Term. If Landlord and Tenant have not agreed in writing on such fair market value within sixty (60) days of Landlord's receipt of Tenant's notice specified in subparagraph (as) above, then, upon written notice of either party to the other requesting a determination of such fair market rental value by real estate brokers such fair market rental value shall be determined by real estate brokers in accordance with the terms of Paragraph 5 of this Addendum.

        5. Determination of Fair Market Rental Value. Whenever, pursuant to this Addendum, fair market rental is to be determined by real estate brokers, the procedures of this Paragraph 5 shall apply.

        Each party shall select (and pay the fees of) a disinterested real estate broker with at least five (5) years of commercial real estate office leasing experience in the City and County of San Francisco. Each party shall, within ten (10) days after the notice of request for the determination of fair market rental value by brokers, notify the other party of the name and address of the real estate broker selected by such party. The two brokers selected shall attempt to determine the fair market rental value of the demised Premises for the Renewal Term. If either Landlord or Tenant shall fail timely to so appoint a broker, the appointed broker shall select the second broker (subject to the above selection criteria) within ten (10) days after the failure of Landlord or Tenant, as the case may be, to so appoint. Such brokers shall, within thirty (30) days after the appointment of the last of them to be appointed, complete their determinations of fair market value and submit their reports to Landlord and Tenant. If the valuations vary by 5% or less of the higher value, the fair market rental value shall be the average of the values. If the values vary by more than 5% of the higher value, the two brokers shall, within ten (10) days after submission of the last of the reports, appoint a third broker who shall be similarly qualified. If the two brokers shall be unable to agree timely on the selection of a third broker, then the third broker shall be appointed by the presiding Judge of the Superior Court for the City and County of San Francisco. The third broker shall, within thirty (30) days after his or her appointment, choose as the fair market rental value of the demised Premises for the Renewal Term one of the values calculated by the other two brokers and notify Landlord and Tenant of his or her choice. The third broker shall have no right to propose a middle ground. Landlord and Tenant shall each pay the respective fees of its selected broker, or of the broker selected on its behalf by the other's selected broker if Landlord or Tenant shall fail to timely appoint, as provided above. The fees of a third broker, if there be one, shall be paid one-half by Landlord and one-half by Tenant.

        6. Relocation Expense Allowance. Within thirty (30) days of the date of Tenant's occupancy in Premises, Landlord shall reimburse Tenant, upon Tenant forwarding copies of paid invoices to Landlord, up to Four Thousand Four Hundred and Five Dollars and 00/100 cents ($4,405.00) for costs associated with Tenant's move to the new Premises. Relocation expenses shall be defined as Tenant moving costs strictly limited to relocating Tenant's furniture and personal property to the Premises. Such moving costs shall not include telephone systems, telephone cabling or data cabling costs.

        7. Irrevocable Standby Letter of Credit.

               (a) In addition to the security deposit in the amount of $5,432.83 to be provided pursuant to Paragraph 32 of the Lease, Tenant shall provide Landlord on March 1, 1994, and maintain in effect throughout the term of the Lease (subject to Paragraph B below), an Irrevocable Standby Letter of Credit in the amount of $30,000.00 (the "Letter of Credit"), issued in favor of the Equitable Montgomery Company as beneficiary ("EMC") by a banking institution acceptable to EMC. EMC shall be entitled to draw down upon the Letter of Credit in whole or in part as and to the extent that Landlord would be entitled to use or apply all or any portion of the security deposit under Paragraph 32 of the Lease; provided, however, EMC may not draw down upon any portion of the Letter of Credit until after the expiration of any applicable grace period provided to Tenant hereunder. If EMC draws down upon any portion of the Letter of Credit as provided herein, Tenant shall restore the Letter of Credit to the full amount then required by the terms of this Paragraph 7. The terms of the Letter of Credit shall entitle Landlord to draw upon the Letter of Credit in whole or in part upon certification from any individual purportedly acting for Landlord that it is entitled under the Lease to make such draw, and shall further entitle

Landlord to draw down the entire amount of the Letter of Credit in the event Tenant fails to deliver to Landlord thirty (30) days prior to the expiration date of the current Letter of Credit a renewal Letter of Credit effective as of the expiration of the current term of the Letter of Credit. The initial term of the Letter of Credit shall be one (1) year, and Tenant shall renew it for successive one-year periods thereafter, subject to subparagraph (b) below. The issuer of the Letter of Credit shall provide Landlord with not less than forty-five (45) days' notice prior to cancellation. If Landlord is entitled to draw down the entire Letter of Credit based on a failure to renew, until such time as the Letter of Credit has been renewed, Landlord shall deposit the proceeds in an interest bearing money market account at Wells Fargo Bank or another Federally Insured Bank or Savings and Loan. Interest shall be retained in such account. Landlord may thereafter withdraw funds directly from such account as and to the extent Landlord would have been entitled to draw upon the Letter of Credit. Landlord shall bear no liability whatsoever for any loss of principal, interest or measure of interest in such account. Any funds remaining in such account on the date that the Letter of Credit would otherwise expire shall be returned to Tenant.

               (b) In the event that no event of default has occurred under the Lease and is continuing, no monetary event of the default has occurred under the Lease (whether or not such event of default shall be continuing), and no facts or circumstances then exist that would, with the passage of time, the giving of notice, or both, constitute an event of default, the amount of the Letter of Credit shall be reduced to zero effective as of the close of the twenty fifth
(25th) calendar month of the Lease Term.

        8. Time is of the Essence. Time is of the essence of the obligations of the Tenant under the Lease and under this Addendum.

        9. Conflicts. If there are any conflicts between the provisions of the Lease and this Addendum, the provisions of this Addendum shall prevail.

        10. Ratification of Lease. Landlord and Tenant hereby ratify and confirm all of the provisions of the Lease as amended by this Addendum.



TENANT

Orell & Company, Inc.


BY:  /s/ Gregory M. Orrell
   ----------------------------------
ITS:  President
    ----------------------------------
DATE:  2/9/94
    ----------------------------------

BY:  Gregory M. Orrell
   ----------------------------------

ITS:  President
    ----------------------------------

DATE:  2/9/94
    ----------------------------------



LANDLORD

The Equitable Montgomery Company
-------------------------------------

BY:     The Equitable Life Assurance
        Society of the United States
     --------------------------------
        (Managing Venturer)

BY:  /s/ Christopher C. Curtis
    ---------------------------------
ITS:  Attorney-in-Fact
     --------------------------------
DATE:  2/26/94
      -------------------------------


BY:_________________________

ITS:_________________________

DATE:_______________________